SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



        Date of report (Date of earliest event reported): June 11, 2001

                             Central Coast Bancorp
              (Exact name of registrant as specified in charter)

STATE OF CALIFORNIA                   0-25418              77-0367061
-------------------                   -------              ----------
(State or other jurisdiction       (Commission file     (I.R.S. Employer
of incorporation)                  number)             Identification No.)

301 Main Street, Salinas, California                         93901
------------------------------------                         -----
(Address of principal executive offices)                   (ZIP code)

Registrant's telephone number, including area code:     (831) 422-6642
                                                        --------------


                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)


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


Item 5.   Other Events.

          The shareholders of Central Coast Bancorp took the following action at the Annual Meeting of Shareholders held on June 11,2001 at the Corporation's main office located at 301 Main Street, Salinas, California:


     1. Approved the amendment of the articles and bylaws to provide for the classification of the Board of Directors.

          Votes in favor of this proposal          3,776,209

          Votes against this proposal                195,046

          Votes abstaining                            32,749

     2. Approved the amendment of the articles and bylaws to eliminate cumulative voting in the election of Directors.

          Votes in favor of this proposal          3,886,116

          Votes against this proposal                 71,917

          Votes abstaining                            45,971

     3. Approved the election of management's slate of nominees for director, each of whom was an incumbent director, as follows:




NOMINEE                                    AFFIRMATIVE VOTES               VOTES WITHHELD
-------                                    -----------------               --------------
C. EDWARD BOUTONNET (Class 3)                  5,572,727                       35,406
                                           ------------------             ------------------
BRADFORD G. CRANDALL (Class 3)                 5,572,753                       35,380
                                           ------------------             ------------------
ALFRED P. GLOVER (Class 1)                     5,578,777                       29,356
                                           ------------------             ------------------
MICHAEL T. LAPSYS (Class 2)                    5,578,711                       29,422
                                           ------------------             ------------------
DUNCAN L. McCARTER (Class 2)                   5,572,753                       35,380
                                           ------------------             ------------------
ROBERT M. MRAULE, D.D.S., M.D. (Class 3)       5,578,711                       29,422
                                           ------------------             ------------------
LOUIS A. SOUZA (Class 1)                       5,578,711                       29,422
                                           ------------------             ------------------
MOSE E. THOMAS, JR. (Class 1)                  5,572,753                       35,380
                                           ------------------             ------------------
NICK VENTIMIGLIA (Class 2)                     5,577,743                       30,390
                                           ------------------             ------------------



     4. Approved the appointment of Deloitte & Touche LLP as independent public accountants for the 2001 fiscal year.

          Votes in favor of this proposal          5,579,984

          Votes against this proposal                  6,723

          Votes abstaining                            21,426


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SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                     Central Coast Bancorp



Dated: June 11, 2001         By:     /s/ JOHN MCCARTHY
                                     -----------------
                                     John McCarthy, Secretary




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